ING PARTNERS, INC.

ING Solution Aggressive Growth Portfolio                     ING Solution 2025 Portfolio

ING Solution Conservative Portfolio               ING Solution 2030 Portfolio

ING Solution Growth Portfolio         ING Solution 2035 Portfolio

ING Solution Income Portfolio         ING Solution 2040 Portfolio

ING Solution Moderate Portfolio     ING Solution 2045 Portfolio

ING Solution 2015 Portfolio             ING Solution 2050 Portfolio

ING Solution 2020 Portfolio             ING Solution 2055 Portfolio

(the “Solution Portfolios”)

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING Strategic Allocation Conservative Portfolio

ING Strategic Allocation Growth Portfolio

ING Strategic Allocation Moderate Portfolio

(the “Strategic Allocation Portfolios”)

Supplement dated December 18, 2012, to the current Prospectuses for the above-named Solution Portfolios and Strategic Allocation Portfolios

Effective December 18, 2012, the section entitled “Key Information about the Underlying Funds” of the Solution Portfolios’ Prospectuses and the Strategic Allocation Portfolios’ Prospectuses is amended to include the following paragraphs:

Underlying Funds: ING Short Term Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: ING Investment Management Co. LLC

Investment Objective:  Maximum total return.

Main Investments: The fund invests at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds or derivative instruments having economic characteristics similar to bonds. The average dollar-weighted maturity of the fund will not exceed 3 years. The fund invests in non-government issued debt securities, issued by companies of all sizes, rated investment grade, but may also invest up to 10% of its total assets in high-yield securities, (commonly referred to as “junk bonds”). The fund may also invest in: preferred stocks; U.S. government securities, securities of foreign governments, and supranational organizations; mortgage-backed and asset-backed debt securities; municipal bonds, notes, and commercial paper; and debt securities of foreign issuers. The fund may engage in dollar roll transactions and swap agreements, including credit default swaps. The fund may use options and futures contracts involving securities, securities indices and interest rates to hedge against market risk, to enhance returns, and as a substitute for taking a position in the underlying asset. In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments, high-yield securities, interest rate, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE